STATEMENT OF
ADDITIONAL INFORMATION
September 28, 2007
As supplemented on April 28, 2008

THE JENSEN PORTFOLIO, INC.

5300 Meadows Road, Suite 250
Lake Oswego, OR  97035-8234

800-992-4144
www.jenseninvestment.com

This Statement of Additional Information (“SAI”) provides general information about The Jensen Portfolio, Inc. (the “Fund”).  This SAI is not a Prospectus.  The Fund offers its shares through separate Prospectuses dated September 28, 2007 for each of its Class J, Class I, and Class R shares and this SAI should be read in conjunction with those Prospectuses.  This SAI is incorporated by reference into the Fund’s Prospectuses.  In other words, it is legally a part of the Fund’s Prospectuses.  The Prospectuses are available upon request without charge by writing the Fund c/o U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or calling 1-800-992-4144.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s 2007 Annual Report as filed with the Securities and Exchange Commission.

TABLE OF CONTENTS
Page

DESCRIPTION OF THE FUND	1
History and Classification	1
Investment Strategies and Risks	1

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	3

MANAGEMENT OF THE FUND	4
Directors and Officers	4
Board Committees	8
Compensation	9
Director Ownership of Fund Shares	9

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	10
Control Persons	10
Principal Shareholders	10

INVESTMENT ADVISORY AND OTHER SERVICES	11
Investment Adviser	11
Management of the Investment Adviser	11
Board Consideration and Approval of the Advisory Agreement	13
Portfolio Manager	13
Administrator	15
Custodian, Transfer Agent and Dividend Disbursing Agent	16

DISTRIBUTION OF FUND SHARES	16
Distributor	16
Distribution and Shareholder Servicing Plans	16
Fund Supermarkets	18
Shareholder Servicing Plan	18
Code of Ethics	18
Proxy Voting Guidelines	19
Anti-Money Laundering Program	20

BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS	20
General Considerations	20
Capital Stock	21

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	22
Purchases and Redemptions	22
Conversion Privileges	22
Pricing of Fund Shares	22

TAXATION OF THE FUND	23
Tax Status of the Fund	24
Taxation of Fund Distributions	24
Other Tax Considerations	25
Additional Information	25

PERFORMANCE INFORMATION	26
Average Annual Total Returns (Before Taxes)	27
Average Annual Total Return (after Taxes on Distributions)	27
Average Annual Total Return (after Taxes on Distributions and Redemptions)	27

GENERAL INFORMATION	27
Independent Registered Public Accounting Firm	27
Limitation of Director Liability	28
Registration Statement	28
Financial Statements	28
28
APPENDIX A	APPENDIX-1

i

DESCRIPTION OF THE FUND

History and Classification

The Jensen Portfolio, Inc. (the “Fund”) is a no-load mutual fund that is an open-end, nondiversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Fund was organized as an Oregon corporation on April 17, 1992 and commenced operations on August 3, 1992.  Prior to that date, the Fund had no operations other than organizational matters.

The Fund is designed to provide individuals and trusts, pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, and corporations with access to the professional investment management services offered by Jensen Investment Management, Inc., which serves as the investment adviser (the “Investment Adviser” or “Adviser”) to the Fund.

In accordance with a Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, the Fund offers three classes of shares for investors—Class J, Class R and Class I shares.  Class J is the class of shares comprising the original Jensen Fund.  Class J shares are  available to retail investors and assessed a combined distribution and shareholder servicing fee of 0.25% per year of the Fund’s average daily net assets for Class J shares.  Class R shares  are available to defined contribution plans and other retirement plans and assessed a combined distribution and shareholder servicing fee of 0.50% per year of the Fund’s average daily net assets for Class R shares.  Class I shares  are available to institutions and individuals willing to make a significant initial investment, and to employees of the Investment Adviser.  Class I shares are assessed a  shareholder servicing fee not to exceed 0.10% per year of the Fund’s average daily net assets for Class I shares, and are  not subject to any distribution fees.  More information regarding the Rule 12b-1 Plan and Shareholder Servicing Plan can be found under the sub-heading “Distribution and Shareholder Servicing Plans.”

See “Management of the Fund” and “Investment Advisory and Other Services” in this SAI for more information about the Adviser.

Investment Strategies and Risks

The Fund’s principal investment objective is long-term capital appreciation.

The Prospectus discusses the types of securities in which the Fund will invest, and describes the Fund’s investment objectives and strategies.  See “Investment Objective, Principal Investment Strategies and Primary Risks” in the Prospectus.  This Statement of Additional Information (“SAI”) contains information supplemental to the Prospectus concerning the techniques and operations of the Fund, the securities the Fund will invest in, and the policies the Fund will follow.

Commercial Paper Ratings

Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are private services that provide ratings of the credit quality of commercial paper.  A description of the ratings assigned to commercial paper by Moody’s and S&P are included as Appendix A to this SAI.  The Fund may purchase commercial paper that is rated P-1 by Moody’s or A-1 by S&P and demand notes issued by companies whose commercial paper receives such ratings.

ADRs

The Fund may invest in certain foreign securities, directly and by purchasing American Depositary Receipts (“ADRs”).  In addition, the Fund invests in domestic companies that engage in substantial foreign business.  Some of the risk factors associated with such investments are described in the Prospectus under “Primary Risks—International Risks, Foreign Securities and ADRs.”  This information supplements the information about ADRs contained in the Prospectus.

Generally, ADRs are denominated in United States dollars and are publicly traded on exchanges or over-the-counter in the United States.  ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.

ADRs may be issued in sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  The Fund will acquire only ADRs issued in sponsored programs.

Fundamental Investment Restrictions

The Fund has adopted the fundamental investment restrictions below.  These restrictions may not be changed without the approval of the shareholders.  Any change must be approved by the lesser of:

(1)	67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

(2)	More than 50% of the Fund’s outstanding shares.

In accordance with these restrictions, the Fund may not:

1.	At the close of any fiscal quarter, have less than 50% of its total assets represented by:

(i)	Cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and government securities; and

(ii)
Other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

Compliance with the Fund’s policy limiting to 5% the amount of assets that may be invested in any one issuer is measured at the close of each fiscal quarter.  The percentage of Fund assets in any one issuer could amount to more than 5% due to market appreciation of the Fund’s investment.  Changes to valuations between measurement dates will not necessarily affect compliance with this policy.  The Fund’s investment in any one issuer will not, however, exceed 25% of the value of the Fund’s total assets at the close of any fiscal quarter.

2.
Concentrate its investments in any one industry if, as a result, 25% or more of the Fund’s assets will be invested in such industry.  This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

3.	Borrow money, except as permitted under the 1940 Act.

4.	Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.

5.	Make short sales of securities or maintain a short position.

6.	Lend portfolio securities.

7.
Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in:  (a) publicly traded debt securities; (b) commercial paper; and (c) demand notes, even though the investment in such obligations may be deemed to be the making of loans.

8.
Invest in, or engage in transactions involving:  real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

9.	Invest in any security that would expose the Fund to unlimited liability.

10.	Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

11.	Invest in securities of other investment companies, except as permitted under the 1940 Act.

12.	Issue any senior securities.

13.
Change the investment policies set forth in the Fund’s then current Prospectus and SAI, unless at least 30 days’ prior written notice is provided to each shareholder describing each policy change and the reasons for the change.

Portfolio Turnover

The Fund purchases portfolio securities with the expectation of holding them for long-term appreciation.  The Fund will not sell its position in a portfolio company unless the Adviser determines that:

●
The portfolio company should be replaced with another qualifying security that the Adviser has determined to have a greater opportunity to achieve the Fund’s objective (as further described in the Fund’s Prospectus); or

●
The issuer of the security no longer meets one or more of the investment criteria specified in the Fund’s Prospectus.  However, if such failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may hold and continue to invest in the company.

Accordingly, the Fund does not expect its annual portfolio turnover generally to exceed 25%.  The turnover rate could, however, be significantly higher or lower depending on the performance of the portfolio companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the Adviser.

In computing the portfolio turnover rate, all securities whose maturity or expiration dates at the time of acquisition was one year or less are excluded.  The turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

The annual portfolio turnover rates for the past two fiscal years are as follows:

Year Ended May 31,
2007	2006
13.77%	10.20%

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund’s Board of Directors has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosing the Fund’s portfolio investments to shareholders and third-parties to ensure that disclosure is in the best interests of the Fund’s shareholders.  In adopting the policies, the Board of Directors considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other person affiliated with the Fund.

The Fund’s complete portfolio holdings are filed with the SEC within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders on Form N-CSR and in the quarterly holdings reports on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also discloses its portfolio holdings as of each calendar quarter end on the website of its Adviser at www.jenseninvestment.com.  The portfolio holdings information is normally updated within 10 days after each quarter end and remains posted on the website until replaced with the next calendar quarter’s portfolio holdings information.  In the event that the Fund makes significant changes to its portfolio holdings during the calendar quarter, the Fund may choose to update its portfolio holdings information on the website.

The Fund may provide to any person, including rating and ranking organizations, its portfolio holdings information commencing the day after it is first published on the website.  In addition, third-party service providers may receive portfolio holdings information on a more frequent basis when there is a legitimate business purpose for such disclosure.  These third party service providers may include the custodian, administrator, transfer agent, distributor, legal counsel, independent registered public accounting firm, proxy services, printers, broker-dealers executing fund transactions and investment research data services.

The Fund’s portfolio holdings policies and procedures prohibit the Adviser, its affiliates or employees, and the Fund from receiving any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Fund’s Board of Directors reviews and assesses the adequacy and reasonableness of the Fund’s portfolio holdings disclosure policies and procedures on an annual basis.

MANAGEMENT OF THE FUND

Directors and Officers

The Fund is managed under the supervision of its Board of Directors, which consists of seven individuals, five of whom are not “interested” persons of the Fund or the Adviser as that term is defined under the 1940 Act (“Independent Directors”).  In addition to these seven directors, the Board of Directors also includes an individual who serves as a director emeritus to the Fund.  In his capacity as director emeritus, this individual is not entitled to vote on matters that come before the Board of Directors and receives no compensation from the Fund or the Adviser.  The Board of Directors is responsible for the overall management of the Fund, including the general supervision and review of the Fund’s investment policies and activities.  The Board of Directors appoints the officers who conduct the day-to-day business of the Fund.  The directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the state of Oregon in this capacity.

The directors and officers of the Fund are listed below, together with information about their principal business occupations during at least the last five years:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Norman W. Achen, J.D.** Age: 86 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Independent Director	Indefinite Term; Served since inception.	President of N.W. Achen Professional Corporation, a consulting firm, (1980 – present).	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Roger A. Cooke, J.D. Age: 59 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Independent Director	Indefinite Term; since June 1999.	Vice President – Regulatory and Legal Affairs of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold, C.P.A. Age: 60 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1
Director of
StoriedLearning,
Inc. (2000 - 2003);
Director of St.
Mary’s Academy, a
non-profit high
school (2000 -
present); Director of
Laika, Inc.
(formerly Will
Vinton Studios), an animation studio
(2002 - present);
Director of The
Sisters of the Holy
Names Foundation
(2004 - present).

Thomas L. Thomsen, Jr. Age: 63 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002-present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kenneth Thrasher Age: 57 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Independent Director	Indefinite Term; since July 2007.	Chairman and CEO of Complí, a web-based automotive dealership software solution company (2002 – present).	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
Louis B. Perry, Ph.D.*** Age: 89 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Director Emeritus	Indefinite Term; Served since inception (at times as Independent Director).	Retired.	1	None

Interested Directors

Val E. Jensen**** Age: 78 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Chairman and Director of Jensen Investment Management, Inc., (1988 – 2004).	1	None

Gary W. Hibler, Ph.D.**** Age: 64 The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994- 1999).	1	None

Officers of the Fund
Robert D. McIver**** Age: 41 Jensen Investment Management, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	President	1 Year term; Served since February 2007
President of Jensen Investment Management, Inc. (February 2007-present); Director of Operations of Jensen Investment Management, Inc. (2004- February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001-2004).
				N/A	N/A

Robert F. Zagunis**** Age: 53 Jensen Investment Management, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Vice President	1 Year term; Served since inception.	Vice President and Director of Jensen Investment Management, Inc. (1993 – present).	N/A	N/A

Brian S. Ferrie**** Age: 49 Jensen Investment Management, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Treasurer a nd Chief Compliance Officer	1 Year Term; Served since March 2004.
Director of Finance and Chief Compliance Officer for Jensen Investment Management, Inc.
(2003 - present); Vice
President and CFO of Berger Financial Group LLC (2001 -
2003); Vice President and
Chief Compliance Officer of
Berger Financial Group LLC
(1994 - 2001).
			N/A	N/A

Robert G. Millen**** Age: 60 Jensen Investment Management, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234	Vice President and Secretary	1 Year Term; Served as Vice President from July 2001 to March 2002 and since June 2005; Served as Secretary since March 2002.
Vice President and Director
(2000 – present) and
Chairman (February 2007 –
present) of Jensen Investment Management, Inc.; Vice
President of Principal
Financial Group, an insurance company (1997 – 2000).
			N/A	N/A

* Each director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of the Fund.

** Mr. Achen resigned from the Fund’s board of directors as of January 9, 2008.

***Dr. Perry is a director emeritus of the Fund and receives no fees.  A director emeritus may participate in meetings of the Fund’s Board of Directors but may not vote on any matter.

****This individual is an “interested person” of the Fund within the meaning of the 1940 Act.  Mr. Jensen is an interested person because Mr. Jensen was a control person and director of the Fund’s Investment Adviser and continues to receive from the Investment Adviser annual installment payments of the purchase price for the sale of his shares of the Investment Adviser to the Investment Adviser in March 2004.  Dr. Hibler is an interested person because he was a control person, director and President of the Fund’s Investment Adviser until February 2007 and will receive annual installment payments of the purchase price for the February 2007 sale of his shares of the Investment Adviser to the Investment Adviser.

Board Committees

Audit Committee

The Fund’s Audit Committee is comprised of all of the Independent Directors.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the independent registered public accounting firm engaged by the Fund concerning the scope of the audit and the independent registered public accounting firm’s independence.  The Audit Committee meets once a year, and if necessary, more frequently.  The Audit Committee met two times during the fiscal year ended May 31, 2007.

Nominating Committee

The Fund’s Nominating Committee is comprised of all of the Independent Directors.  The Nominating Committee evaluates and nominates Board of Director candidates.    The Nominating Committee will consider properly qualified candidates for the Board of Directors submitted by shareholders.  Shareholders who wish to recommend a candidate for the Board may do so by submitting appropriate background material concerning the candidate’s qualifications to the Chairman of the Nominating Committee, 5300 Meadows Road, Suite 250 Lake Oswego, OR  97035-8234.  The Nominating Committee met one time during the fiscal year ended May 31, 2007.

Compensation

The Fund does not compensate directors who are officers or employees of the Investment Adviser.  During the fiscal year ending May 31, 2007, the independent directors received an annual retainer of $18,000 from the Fund, plus a fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting held by telephone.  They are also reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings, but such reimbursements are not considered “compensation” and therefore are not included in the amounts shown in the table below ..  The Fund does not offer any retirement benefits for the directors.  The Board holds regular quarterly meetings.  During the fiscal year ended May 31, 2007, the directors received the following compensation from the Fund:

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund Paid to Directors
Norman W. Achen(4)	$32,000	None	None	$32,000
Roger A. Cooke	$32,000	None	None	$32,000
Robert E. Harold(2)	$37,833	None	None	$37,833
Louis B. Perry(1)	None	None	None	None
Thomas L. Thomsen, Jr.	$32,000	None	None	$32,000
Kenneth Thrasher(3)	None	None	None	None
Gary W. Hibler	None	None	None	None
Val E. Jensen	None	None	None	None

(1) Dr. Louis B. Perry serves as a director emeritus of the Fund and receives no fees for his service.

(2) Mr. Harold has been designated as the lead independent director of the Board, for which he receives an annual fee of $10,000.

(3) Mr. Thrasher was appointed to the Board of Directors on July 11, 2007.

(4) Mr. Achen resigned from the Board of Directors as of January 9, 2008.

For the fiscal year ended May 31, 2007, members of the Audit Committee were paid a fee of $1,000 for each meeting attended in person, and independent directors were paid a fee of $1,000 for each meeting of the independent directors attended in person.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each director in the Fund as of December 31, 2006:

Interested Directors:
Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Gary W. Hibler	Over $100,000
Val Jensen	Over $100,000

Independent Directors/Director Emeritus:
Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Norman W. Achen (1)	Over $100,000
Roger A. Cooke	Over $100,000
Robert E. Harold	Over $100,000
Thomas L. Thomsen, Jr.	Over $100,000
Louis B. Perry (Director Emeritus)	Over $100,000
Kenneth Thrasher(2)	$0

(1) Mr. Achen resigned from the Board of Directors as of January 9, 2008.

(2) Mr. Thrasher was appointed to the Board of Directors on July 11, 2007.

The Fund is not part of any fund complex or family of investment companies, and the Fund is the only registered investment company to which the Investment Adviser acts as an investment adviser.

As of December 31, 2006, none of the Independent Directors, Director Emeritus or members of their immediate families owned any securities of the Adviser, the Distributor or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.  During the two most recently completed calendar years, none of the Independent Directors, Director Emeritus or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $120,000.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons

As of August 31, 2007, officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of any class of the Fund.  As of August 31, 2007, there were no control persons of the Fund.  The term “control” means:

●	The beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company;

●	The acknowledgment or assertion by either the controlled or controlling party of the existence of control; or

●	A final adjudication under section 2(a)(9) of the 1940 Act that control exists.

Principal Shareholders

As of August 31, 2007, the following shareholders owned of record or beneficially more than 5 percent of the Fund’s outstanding shares:

Class J Shares

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvest Account Special Custody Account for Benefit of Cust. 101 Montgomery Street San Francisco, CA 94104-4151	31,109,886.284	45.60%	Record
National Financial Services LLC CUST FBO Its Customers One World Financial Center 200 Liberty St. New York, NY 10281-1003	14,178,707.343	20.78%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303-2052	5,898,026.106	8.65%	Record

Class I Shares

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvest Account Special Custody Account for Benefit of Cust. 101 Montgomery Street San Francisco, CA 94104-4151	5,517,685.378	45.18%	Record
National Financial Services LLC CUST FBO Its Customers One World Financial Center 200 Liberty St. New York, NY 10281-1003	3,206,431.415	26.25%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303-2052	1,272,132.838	10.42%	Record

Class R Shares

Name and Address	Shares	% Ownership	Type of Ownership
Great West Life & Annuity 8515 E. Orchard Rd #2T2 Greenwood Village, CO 80111-5002	610,319.452	81.31%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Jensen Investment Management, Inc., the investment adviser to the Fund since its inception in 1992, is currently operating under an Investment Advisory and Service Contract  dated February 28, 2007 (“Advisory Agreement”), which was approved by the Board of Directors on July 19, 2006 and approved by shareholders of the Fund on December 13, 2006. Under the Advisory Agreement, the Adviser is responsible for the overall management of the Fund.  The Adviser reviews the portfolio of securities and investments in the Fund, and advises and assists the Fund in the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of the Fund.  The Adviser is also responsible for placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by the Adviser.  See “Brokerage Allocation and Other Portfolio Transactions” in this SAI.  Additional information about the services provided by the Adviser to the Fund is described under “Management of the Fund” in the Fund’s Prospectuses.

Management of the Investment Adviser

Robert D. McIver, Robert F. Zagunis, Robert G. Millen and Brian S. Ferrie are officers and/or directors of the Adviser.  See “Management of the Fund” in this SAI for information about them.

Each of Mr. Zagunis and Mr. Millen, two of the Investment Adviser’s principals and members of its investment committee, beneficially own more than 25% but less than 50% of the outstanding stock of the Investment Adviser.  Accordingly, each of Robert Zagunis and Bob Millen is presumed to be a control person of the Investment Adviser.

As compensation for its services under the Advisory Agreement, the Adviser receives a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.  The advisory fees paid to the Adviser for the services provided to the Fund for the past three fiscal years were as follows:

Year Ended May 31,
2007	2006	2005
$11,020,906	$13,157,111	$13,407,591

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser is not liable for any act or omission or loss in the course of, or in connection with, the rendering of services under the Advisory Agreement.  The Advisory Agreement does not restrict the ability of the Adviser to act as investment adviser for any other person, firm or corporation, and the Adviser advises other individual and institutional investors.  The Adviser does not advise any other mutual fund.

The Advisory Agreement was most recently approved by the Board of Directors on July 19, 2006 and by the Fund’s shareholders on December 13, 2006, and is effective from February 28, 2007 through the  period ending August 1, 2008 (or sooner if terminated in accordance with the 1940 Act or as provided by the terms of the Advisory Agreement).  The Advisory Agreement shall continue in effect from year-to-year after August 1, 2008 so long as such continuance is approved annually by either  (1) the Board of Directors of the Fund; or (2) a vote of the majority of the outstanding voting shares of the Fund.

The Advisory Agreement is terminable without penalty on not less than 60 days’ written notice by the Board of Directors of the Fund, by vote of the majority of the outstanding voting shares of the Fund, or upon not less than 60 days’ written notice by the Adviser.  The Advisory Agreement terminates automatically upon assignment as defined in the 1940 Act.  In addition, the Advisory Agreement provides that, in the event of a material change in the management or ownership of the Adviser, whether caused by death, disability or other reason, the Fund’s Board of Directors is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund.  In such event, the Advisory Agreement may be terminated without any prior notice.

The Advisory Agreement reserves to the Adviser the right to grant the use of a name similar to the Fund’s name to another investment company or business enterprise without approval of the Fund’s shareholders and reserves the right of the Adviser to withdraw from the Fund the use of the Fund’s name.  However, if the Adviser chooses to withdraw from the Fund the use of the Fund’s name, at the time of such withdrawal, the Adviser would have to submit to the Fund’s shareholders the question of whether they wish to continue the Advisory Agreement.

As used in this SAI and in the Fund’s Prospectuses, when referring to approval of the Advisory Agreement to be obtained from shareholders of the Fund, the term “majority” means the vote, at any meeting of the shareholders, of the lesser of:

(1)	67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

(2)	More than 50% of the Fund’s outstanding shares.

Board Consideration and Approval of the Advisory Agreement

           A discussion of the Board of Director’s most recent decision on July 19, 2006 to approve the Advisory Agreement for the period from February 28, 2007 until August 1, 2008 is available in the Fund’s Annual Report to shareholders for the period ending May 31, 2007.

Portfolio Manager

The Fund is managed by an investment team consisting of Robert F. Zagunis, Robert G. Millen, Eric H. Schoenstein, Robert D. McIver and Kurt M. Havnaer.  In addition to the Fund, the team and certain individual portfolio managers manage accounts for high-net-worth individuals and institutional investors, including pension plans, foundations and endowments (“other accounts”), as set forth below as of May 31, 2007.

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Based Fees
	Number	Assets (in millions)	Number	Assets
Jensen Investment Team
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$289	0	$0
Other Accounts	33	$246	0	$0

Robert F. Zagunis
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	74	$226	0	$0

Robert G. Millen
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	66	$83	0	$0

Robert D. McIver
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	56	$66	0	$0

Portfolio managers manage other accounts that share the Fund’s primary investment objective of long-term capital appreciation and generally have the same principal investment strategies.  Because the Adviser employs a similar investment approach in managing the Fund and the other accounts, conflicts of interest may arise.   As a result, the Adviser has adopted trade allocation procedures that, among other things, insure that the trades are allocated fairly and equitably to the other accounts and the Fund consistent with the Adviser’s fiduciary duty to each client.

In determining a fair allocation, the Adviser evaluates a number of factors, including among others, the size of the transaction, transaction costs and the relative size of a client’s account.  Because the substantial majority of the equity securities purchased by the Adviser for its clients have abundant liquidity and high average daily trading volume, market impact is often not a significant concern.  However, when the same investment decision is made for more than one client account, which may include the Fund, orders are generally combined for execution as a “block” trade (with the exception of de minimis orders).  Execution prices for block trades are averaged and each participating account receives that average price.  Partially filled orders are allocated pro rata each day in proportion to each account’s order size.

Conflicts of interest may also arise when portfolio managers trade securities for their own accounts that the Adviser recommends to the Fund and other accounts.  These trades are subject to the Adviser’s Code of Ethics and Standards of Conduct (the “Code”), which is designed to detect and limit conflicts of interest and ensure compliance with applicable laws in the conduct of the Adviser’s business.  The Code requires all portfolio managers to place the interests of the Adviser’s clients ahead of their own interests and the interests of the Adviser, that they not take inappropriate advantage of their position with the Adviser and that they conduct their personal securities transactions in a manner that is not inconsistent with the interests of the Adviser’s clients.  The Code includes restrictions and prohibitions on personal trading and various reporting obligations regarding the portfolio manager’s personal securities transactions and holdings.

The Adviser has not identified any other material conflicts between the Fund and other accounts managed by the portfolio managers.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  Portfolio managers may give advice, exercise investment responsibility or take other actions that differ among clients.  While portfolio managers treat all clients on a fair and equitable basis relative to each other, each account has differing tax considerations, account sizes, policies and investment restrictions.  Clients may not participate in all investments or they may participate in different degrees or at different times as other clients.  As a result, unequal time and attention may be devoted to the Fund and other accounts.  In addition, the various management fees charged to the other accounts is generally higher than the management fee charged to the Fund.  This could create an apparent conflict of interest where a portfolio manager may appear to have favored an account with a higher management fee solely because the account has outperformed the Fund.  However, this apparent conflict is mitigated by the fact that the Fund represents the primary source of the Adviser’s total management fee revenue and the portfolio managers do not directly receive any separate compensation based on management fees generated or performance-based fees.

As of May 31, 2007, the investment team’s compensation is paid by the Fund’s Adviser.  The investment team’s compensation consists primarily of a fixed salary and a bonus.  Each member’s salary is reviewed annually and is based upon consideration of various factors, including, but not limited to, merit, cost of living increases, and employment market competition and the individual member’s job performance.  Discretionary bonuses are paid to all employees of the Adviser.  After considering its profitability each year, the Adviser determines a percentage for its use in calculating bonuses which is uniformly applied to each employee’s annual salary.  In addition, the investment team, along with all eligible employees of the Adviser, participates in the Adviser’s discretionary annual Profit Sharing Plan.  At each year end, contributions to the plan are calculated as a percentage of each eligible employee’s annual salary plus bonus.  This percentage is decided upon after considering the Adviser’s profitability each year and is also applied uniformly to each such employee.  None of the investment team’s compensation is related to the performance of the Fund or the amount of the Fund’s assets.

Each member of the investment team except for Kurt M. Havnaer is a shareholder of the Adviser.  As a result, each investment team member except for Mr. Havnaer also receives his proportional share of any net profit earned by the Adviser.

Set forth below are the dollar ranges of Fund shares beneficially owned by each member of the investment team as of May 31, 2007(1):

Name of Portfolio Manager	Dollar Range of Shares Owned in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Robert F. Zagunis					X
Robert G. Millen							X
Eric H. Schoenstein					X
Robert D. McIver			X
Kurt M. Havnaer		X
(1)	The dollar range shown includes vested ownership in Fund shares of the investment team member’s account in the Adviser’s Profit Sharing Plan.

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Fund’s administrator, performs administrative functions for the Fund in addition to services it provides as the Fund’s transfer agent and dividend disbursing agent.  The administrative duties it performs include:

●	Compiling data for the Fund;

●	Assisting in updating the Fund’s Prospectus, SAI, proxy statements, if any, and notices to the Securities and Exchange Commission (“SEC”) required pursuant to Rule 24f-2 under the 1940 Act;

●	Preparing Semi-Annual Reports on Form N-SAR and other required Fund regulatory filings;

●	Preparing and filing all federal and state tax returns and required tax filings, other than those required to be made by the Fund’s custodian and transfer agent;

●	Preparing compliance filings pursuant to state securities laws;

●
Preparing financial statements for the Fund’s Annual and Semi-Annual Reports to Shareholders with the advice of the Fund’s independent auditors, as needed, and assisting in editing these reports if requested by the Adviser;

●	Monitoring the Fund’s expense accruals;

●	Monitoring the Fund’s status as a regulated investment company under Subchapter M of the Code;

●	Maintaining the Fund’s fidelity bond as required by the 1940 Act;

●	Periodically monitoring the Fund’s compliance with the 1940 Act and the investment limitations of the Fund as set forth in the Fund’s Prospectus; and

●	Generally assisting in the Fund’s administrative operations.

For these services, the administrator receives a monthly fee ranging from 0.0275% to 0.055% on an annual basis with breakpoints at different asset levels.  The administrative fees paid to USBFS for the services provided to the Fund for the past three fiscal years were as follows:

Year Ended May 31,
2007	2006	2005
$856,960	$966,945	$991,372

The administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the administration agreement, so long as the administrator acts in good faith and is not negligent or guilty of any willful misconduct.  The administration agreement continues in effect from year-to-year.  The agreement, however, may be terminated by the Fund or by the administrator without penalty after at least 90 days’ written notice.

Custodian, Transfer Agent and Dividend Disbursing Agent

U.S. Bank, N.A. (the “Custodian”) 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the Fund’s cash and securities.  For its custodial services to the Fund, the Custodian receives monthly fees based upon the Fund’s month-end, aggregate NAV, plus certain charges for securities transactions.  U.S. Bank, N.A. and USBFS are affiliated entities.

USBFS (“Transfer Agent”) serves as the Fund’s transfer agent and dividend disbursing agent.  The Transfer Agent processes requests for the purchase or redemption of the Fund’s shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the Fund.  The Transfer Agent does not play any role in establishing the investment policies of the Fund or in determining which securities are to be purchased or sold by the Fund.  All fees and expenses of the Transfer Agent are paid by the Fund.  For its services as transfer agent and dividend disbursing agent, the Transfer Agent receives fees from the Fund based upon the number of shareholder accounts maintained and the number of transactions effected.  The Transfer Agent is also reimbursed by the Fund for out-of-pocket expenses.

DISTRIBUTION OF FUND SHARES
Distributor

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is the Fund’s principal underwriter, and the distributor of the Funds’ shares pursuant to a Distribution Agreement dated March 12, 2001, and amended on July 27, 2006.  The Distribution Agreement was renewed on July 11, 2007.  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  U.S. Bank, N.A., and the Distributor are affiliated entities.

Distribution and Shareholder Servicing Plans

As noted in the Fund’s Prospectuses, the Fund has adopted an Amended and Restated Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the “12b-1 Plan” or the “Plan”) for Class J shares and Class R shares.  The 12b-1 Plan was unanimously renewed by the Fund’s Board of Directors on July 11, 2007.  Under the Plan, Class J shares and Class R shares  pay  the Distributor or other qualified recipients an amount from Fund assets  at the following annual rates:

Class	Maximum Fee under 12b-1 Plan (as a % of average daily net assets)
Class J	0.25%
Class R	0.50%

The 12b-1 Plan is a “compensation” plan that  provides for payment by  each class to  the Distributor and other qualified recipients (e.g. securities dealers, financial institutions and other industry professionals, collectively, “financial intermediaries”) for the services they provide that are principally related to the sale and promotion of the Fund’s Class J and Class R shares or to provide certain shareholder services, including services provided by broker-dealers that maintain individual shareholder account records for, and provide shareholder servicing to, their customers who invest in the Fund through a single "omnibus" account.

Activities covered by the 12b-1 Plan include:

●	Advertising and marketing of shares of the Fund’s Class J and Class R shares;
●	Preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators;
●	Implementing and operating the 12b-1 Plan; and
●	Providing shareholder services and maintenance of shareholder accounts by qualified recipients.

The Plan must be renewed annually by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the 12b-1 Plan, cast in person at a meeting called for that purpose.  It is also required that the Independent Directors select and nominate other Independent Directors.

The Plan and any related agreements may not be amended to increase the amount spent for distribution expenses without the approval of those shareholders holding a majority of the Fund’s outstanding shares.  All material amendments to the Plan or any related agreements must be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors, at least quarterly, on the amounts and purpose of any payment made under the Plan.  The Distributor is also required to provide the Board of Directors with other information as requested so as to enable the Directors to make an informed decision on whether to continue the Plan from year to year.

With the exception of the Adviser and the Distributor, no “interested person” of the Fund, as defined in the 1940 Act, and no Independent Director of the Fund has or had a direct or indirect financial interest in the Plan or any related agreement.

For the fiscal period ended May 31, 2007, Class J shares of the Fund paid the following amounts under the 12b-1Plan:

Expenses	12b-1 Expenses Paid
Advertising	None
Printing/Postage	$17,383
Payment to distributor	$148,651
Compensation to financial intermediaries	$3,950,056
Marketing (paid to Adviser)	$375,396
Total	$4,491,486

For the fiscal period ended May 31, 2007, Class R shares of the Fund paid the following amounts under the 12b-1 Plan:

Expenses	12b-1 Expenses Paid
Advertising	None
Printing/Postage	$3,665
Payment to distributor	None
Compensation to financial intermediaries	$106,260
Total	$109,925

Payments made by the Fund to financial intermediaries (including those that sponsor mutual fund supermarket programs) are based primarily on the dollar amount of assets invested in the Class J and Class R shares of the Fund through the financial intermediaries.  Financial intermediaries may pay a portion of the payments received from the Fund to their investment professionals and to other financial intermediaries for which they provide clearing services.  In addition, Class J and Class R shares of the Fund may, from time to time, make payments under the 12b-1 Plan to defray expenses incurred by financial intermediaries for conducting training and educational meetings regarding various aspects of the Fund for their investment professionals.  Class J and Class R shares may also make payments under the 12b-1 Plan for exhibition space and to otherwise defray the expenses financial intermediaries incur in hosting client seminars where the Fund is discussed and in providing performance information to their clients.  Payments made by the Fund to the Adviser are to reimburse the Adviser for the costs it incurs in providing distribution and shareholder servicing to the Fund, including compensation and travel expense for sales and marketing personnel, preparation of marketing materials, exhibition space at industry conferences and payments made to media relations and marketing consulting firms.

To the extent payments made under the Plan to financial intermediaries exceed the 12b-1 fees available from each share class, the remainder is paid by the Adviser from its own resources.  These payments are substantial to the Adviser and include a portion of its profits from the advisory fee it receives from the Fund.  For the fiscal year ended May 31, 2007, the Adviser’s payments to financial intermediaries in excess of the 12b-1 fees paid by the Fund were made primarily to the following broker-dealers that sponsor mutual fund supermarket programs (see discussion below) and other financial intermediaries that provide retirement plan services, and whose customers have invested in the Fund:  Charles Schwab & Co., Inc., Fidelity Brokerage Services, Inc., Pershing LLC, TD Ameritrade, Great West Financial Services, E*Trade Financial, Mercer HR Services, Citigroup Global Markets, Prudential Investment Management Services, Wells Fargo Bank and Union Bank.

Investors should consult their financial intermediary regarding the details of the payments such intermediary receives in connection with the sale or servicing of Fund shares.

Fund Supermarkets

The Fund's Class J shares participate in various "fund supermarket" programs in which a mutual fund supermarket sponsor (generally a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. The Fund pays the fund supermarket sponsor a negotiated fee for distributing the Fund's Class J shares and for maintaining shareholder account records and providing shareholder services to the sponsor’s customers holding shares of the Fund.  If the fund supermarket sponsor's fees exceed the 12b-1 fees available from the Fund’s  Class J shares, the Adviser pays the remainder from its own resources.

Shareholder Servicing Plan

On October 13, 2004, the Fund adopted an Amended Shareholder Servicing Plan for the Class I shares to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of Class I shares’ average daily net assets.  Class I shares are responsible for paying a portion of shareholder servicing fees to various shareholder servicing agents  who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class I shareholders.  Class I shares paid $195,355 in shareholder servicing fees during the fiscal year ended May 31, 2007.

Code of Ethics

The Fund and the Adviser have adopted a written code of ethics under Rule 17j-1 of the 1940 Act.  The Fund and the Adviser have adopted a joint Code of Ethics and Standards of Conduct (the “Code”).  Subject to the provisions of the Code, directors, officers and employees of the Adviser (“Covered Persons”) are permitted to purchase and sell for their own accounts the same securities the Adviser recommends to the Fund.  The Code is designed to detect and limit conflicts of interest and ensure compliance with applicable laws in the conduct of the Adviser’s business.  The Code requires all Covered Persons to place the interests of the Adviser’s clients ahead of their own interests and the interests of the Adviser, that they not take inappropriate advantage of their position with the Adviser and that they conduct their personal securities transactions in a manner that is not inconsistent with the interests of the Adviser’s clients.  For Covered Persons deemed to have access to nonpublic trading and holdings information for the Adviser’s clients, the Code sets forth procedures, limitations and prohibitions that govern their personal securities transactions in accounts held in their name as well as accounts in which they have indirect ownership.

Covered Persons are required to pre-clear all transactions in securities not otherwise exempt under the Code.  Requests to trade will not be approved when the proposed personal transaction would be contrary to the provisions of the Code, including instances where the Adviser has purchased or sold the security (or has a pending trade order for the security) for a client account that day or within the previous 7 days (the “Blackout Period”).  The pre-clearance requirement and Blackout Period do not apply to de minimis personal securities transactions effected by Covered Persons in securities of relatively large capitalization companies, as defined in the Code.  The Code includes other restrictions and prohibitions on personal trading, such as a ban on short-term trading (i.e., securities cannot be purchased and sold within 60 days at a profit and for Fund shares, this prohibition is extended to 180 days) and short sales of any security held in a client account, and restrictions on the purchase of securities in an IPO or private placement.  The prohibitions of the Code do not apply to certain exempt securities, such as mutual funds (excluding the Fund) and certain short-term debt securities.

In addition to the limitations and prohibitions described above, the Code subjects Covered Persons to various reporting obligations regarding their personal securities transactions and holdings. The Code is administered by the Adviser, which reviews all reportable transactions for compliance.  Violations of the Code are reviewed by Adviser management and may subject such Covered Persons to sanctions as deemed appropriate under the circumstances.

The Code also contains policies on insider trading that include procedures designed to prevent trading or communications by Covered Persons that might constitute the misuse of material, nonpublic information.

The code of ethics for the Fund and the Adviser is available by accessing the SEC’s website at www.sec.gov.

Proxy Voting Guidelines

The Adviser provides a voice on behalf of shareholders of the Fund.  The Adviser views the proxy voting process as an integral part of the relationship with the Fund.  The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Directors.  The Fund’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Adviser

It is the Adviser’s policy to vote all proxies received by the Fund within 10 days of receipt.  Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy.  The Adviser generally supports policies, plans and structures that give quality management teams enough flexibility to run the business in order to maximize value for owners.  Conversely, the Adviser generally opposes proposals that it believes may restrict the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders.  Therefore, when conflicts of interest arise between the Adviser and the Fund, the Adviser will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;

2.	Disclose the conflict to the Independent Directors of the Fund and obtain their direction on how to vote the proxy; or

3.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In addition, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy.  The Board has delegated this authority to the Independent Directors, and the proxy voting direction in such a case shall be determined by a majority of the Independent Directors.

More Information

The Fund’s voting records relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling the Fund at 1-800-992-4144 or the Adviser at 1-800-221-4384.  These materials will be sent within three business days of receipt of a request.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS

General Considerations

The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions.  When placing purchase and sale orders, the Adviser’s primary objective is to obtain the best net results for the Fund, taking into account all factors it deems relevant, including:

●	Price (including the applicable brokerage commission or dealer spread) and the size of the transaction;
●	The nature of the market for the security;
●	The difficulty of execution;
●	The timing of the transaction taking into account market prices and trends;
●	The reputation, experience and financial stability of the broker involved; and
●	The quality of service rendered by the broker in other transactions.

The Adviser has no pre-existing obligations to deal with any broker or group of brokers regarding the execution of the Fund’s portfolio transactions.  However, the Adviser uses one broker, Pershing LLC, to effect most if not all of the Fund’s equity securities transactions.  Pershing LLC has agreed to execute all Fund equity securities trades at a discounted commission rate the Adviser believes is favorable to the Fund and its shareholders.  To evaluate the execution quality of these trades, the Adviser analyzes a sample of the Fund’s trades each quarter and reports its findings to the Fund’s Board of Directors.  The Fund’s custodian, U.S. Bank, N.A., executes trades daily on an agency basis to invest the Fund’s uninvested cash balances in short-term cash equivalents.  To the knowledge of the Fund’s management, no director or officer of the Fund has direct or indirect material interest in any broker that will effect the Fund’s portfolio transactions.  The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

Year Ended May 31,
2007	2006	2005
$217,847	$372,063	$279,055

The Fund’s investment philosophy generally results in a low portfolio turnover rate due to the relatively few portfolio transactions during any period, other than those required by the purchase or sale of Fund shares.  As a result, for the fiscal year ended May 31, 2007, brokerage commissions represented only 0.01% of the Fund’s average net assets.

The Adviser does not engage in “soft-dollar” arrangements for research.  Although the Adviser may place brokerage business with firms that provide research, market and statistical services to the Adviser, the Fund will not pay those brokers a commission for effecting securities transactions that exceed the normal commission the broker would have received if those research services had not been provided.  Similarly, the Fund will not “pay-up” for research services in principal transactions.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser.  However, because of the similar investment approach employed by the Adviser, securities of the same issuer may be purchased, held or sold by the Fund and other accounts.  As a result, the Adviser has adopted trade allocation procedures that, among other things, insure that trades are allocated fairly and equitably to the other accounts and the Fund consistent with Adviser’s fiduciary duty to each client.  In determining a fair allocation, the Adviser evaluates a number of factors, including among others, the size of the transaction, transaction costs and the relative size of a client’s account.

When the same investment decision is made for more than one client account, which may include the Fund, orders for a security are not required to be combined for execution as a “block” trade unless the Adviser believes that one or more such orders has the potential to impact the market.  Because the substantial majority of the equity securities purchased by the Adviser for its clients have abundant liquidity and high average daily trading volume, market impact is often not a significant concern.  However, the potential for market impact may exist when (i) the investment team decides to liquidate or significantly reduce the Fund and other clients’ holdings in a security; (ii) the investment team makes the decision to purchase a new security in the Fund and other clients’ accounts; or (iii) sizeable orders for the same security for the Fund and other clients are submitted by one or more portfolio managers and reach the trading desk at approximately the same time.

In these circumstances, and often even when market impact is not a significant concern, the Adviser will generally combine all client orders given to each broker for execution as  “block” trades (with the exception of any de minimis orders which may be executed or filled separately prior to placing or completing the block trade orders).  When multiple block trades are placed with multiple brokers, the sequence in which brokers are contacted and given the block trade orders is randomly determined using computer software.  Execution prices for each block trade are averaged and each  account participating in the block trade receives that average price.  Partially filled orders for each block trade are allocated pro rata each day in proportion to each participating account’s order size.

Although the Adviser believes that ultimately the ability to participate in block trades will be beneficial to the Fund, in some cases this procedure may adversely affect the price paid or received or the size of the position purchased or sold by the Fund.

Capital Stock

The Fund was incorporated under Oregon law on April 17, 1992.  The Fund has an authorized capital of 5,000,000,000 shares of Common Stock.  The Fund offers Class J, Class I and Class R shares pursuant to a Rule 18f-3 Plan adopted by the Board of Directors in accordance with the 1940 Act.  Shares of each class represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except: (1) each class has a different designation; (2) each class of shares bears expenses attributable to that class as set forth in the Rule 18f-3 Plan and the relevant Prospectus; (3) each class has exclusive voting rights on matters submitted to shareholders and relate solely to the class or its distribution and service plan adopted under Rule 12b-1, if applicable; and (4) each class has separate voting rights on matters submitted to shareholders in which the interests of one class differ from the interests of another class.  The differences among the classes are subject to change by action of the Fund’s Board of Directors to the extent permitted by the 1940 Act and the Fund’s articles of incorporation and bylaws.  All issued and outstanding shares of the Fund are fully paid and non-assessable.  No share class has preemptive rights.  Fractional shares have the same rights proportionately as full shares. The Fund’s shares do not have cumulative voting rights, which means that shareholders owning more than 50 percent of Fund shares voting for the election of directors, may elect all the directors.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Information concerning the purchase and redemption of the Fund’s shares is set forth under “How to Buy Fund Shares” and “How to Redeem Fund Shares” in the Fund’s Prospectuses.

Purchases and Redemptions

Shares are directly sold by the Fund on a continuous basis.  Shares may also be purchased or sold through certain broker-dealers, financial institutions or other service providers, as described in the Fund’s Prospectuses.  The Fund does not charge any sales load or commission in connection with the purchase of shares.

Although the Fund and Adviser have established a minimum investment amount of $2,500 for Class J shares and Class R shares and $1 million for Class I shares, the Fund, in its sole discretion, may approve smaller amounts for certain investors.

The Fund reserves the right to suspend or postpone redemptions during any period when:

(1)	Trading on the New York Stock Exchange (the “NYSE”) is closed for other than customary weekend and holiday closing, or restricted as determined by the SEC;

(2)	The SEC has by order permitted the Fund to suspend redemptions; or

(3)	An emergency exists, as determined by the SEC, which makes the disposal of the Fund’s portfolio securities or a determination of the net asset value of the Fund’s shares not reasonably practicable.

The Fund may institute a policy that requires the automatic redemption of Fund shares if a shareholder’s account balance drops below a certain amount as a result of redemptions by the shareholder.  If an automatic redemption policy is adopted, the Fund may not cause a redemption to occur if the decrease in a shareholder’s account balance was caused by any reason other than a shareholder’s redemption of Fund shares.  As of the date of this SAI, the Fund has not adopted a policy imposing the automatic redemption of a shareholder’s account if it falls below a certain amount.  Authorization for adopting and implementing such a policy rests with the Fund’s Board of Directors.  The Board will enact an automatic redemption policy if it determines that it is in the best interests of the Fund and its shareholders.

 None of the Fund, the Adviser nor the transfer agent will be liable for any loss or expense of effecting redemptions upon instructions believed by them to be genuine and in accordance with the procedures described in the Fund’s Prospectuses.

Conversion Privileges

Shareholders of Class J shares have the privilege of converting their shares to Class I and Class R shares, provided that immediately after the conversion, the Class J shareholder meets the then applicable eligibility requirements for Class I or Class R shares.

Pricing of Fund Shares

As indicated in the Fund’s Prospectuses, the Fund’s net asset value (“NAV”) per share for each class of the Fund’s shares is determined as of the close of business on the NYSE (currently, 4 p.m. Eastern time) on each day the NYSE is open for trading.  The NAV will not be determined on the following holidays:  New Year’s Day, Martin Luther King, Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV per share for each class of Fund shares is computed by dividing the value of the Fund’s securities and any cash or other assets (including interest and dividends accrued but not yet received) allocated to the class, minus all liabilities (including accrued expenses) allocated to that class, by the total number of shares outstanding for the class at such time.  Expenses, including the fees payable to the Adviser, are accrued daily as is practicable.  Dividend income is recorded on the ex-dividend date and interest on bonds or other interest-bearing securities is accrued daily.

Securities that are listed on United States stock exchanges or the NASDAQ® Stock Market are valued at the last sale price or official closing price on the day the securities are valued or, if there has been no sale on that day, at the last available bid price.  Quotations are taken from the market in which the security is primarily traded.  Over-the-counter securities are valued at their current bid price.  Securities for which market quotations are not readily available are valued at fair value as determined by the Adviser by or under the direction of the Fund’s Board of Directors.  Notwithstanding the above procedures, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

An example of how the shares of the Fund calculated their total offering price per share as of May 31, 2007 is as follows:

Class J Shares
Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$1,963,519,672	=	$28.53
68,831,645

Class I Shares
Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$341,589,465	=	$28.53
11,975,006

Class R Shares
Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$22,272,421	=	$28.43
783,538

TAXATION OF THE FUND

The Fund expects to qualify continuously as a regulated investment company (“RIC”) under Part I of Subchapter M of the Code.  To qualify as a RIC, the Fund must satisfy a gross income test and certain diversification tests.  Generally, shareholders of the Fund will be subject to federal income tax with respect to distributions from the Fund.  As a RIC, the Fund will generally not be subject to federal income tax to the extent the Fund distributes its net investment income and net capital gain to shareholders.

Tax Status of the Fund

To qualify as a RIC for any taxable year, the Fund must, among other things:  (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gain from sale or other disposition of stock or securities, and certain other types of income; and (b) diversify its holdings so that, at the end of each fiscal quarter: (i) the Fund holds cash, government securities, securities of other RICs and other securities that represent at least 50% of the value of all Fund assets; (ii) the other securities of any one issuer used to satisfy this 50% asset test constitute no more than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of the issuer; and (iii) no more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain other criteria.  In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Generally, to be eligible for flow-through tax treatment, the Fund must distribute at least 90% of its “investment company taxable income” which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss, computed without any deduction for dividends paid.

A RIC, such as the Fund, that meets the requirements described above is taxed on its investment company taxable income to the extent such income is not distributed to the shareholders of the Fund.  In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate rates.

If the Fund retains any net long-term capital gain in excess of net short-term capital loss and pays federal income tax on such excess, it may elect to treat such capital gain as having been distributed to shareholders.  If the Fund elects this treatment, shareholders:

●	Will be taxed on such amounts as long-term capital gain;
●	May claim their proportionate share of the federal income tax paid by the Fund on such gain as a credit against their own federal income tax liabilities; and
●	Generally, will be entitled to increase the adjusted tax basis of their shares in the Fund by the difference between their pro rata shares of such gains and their tax credits.

The Fund may be liable for a special excise tax if it fails to make sufficient distributions during the calendar year.  The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year.  If the actual distributions are less than the required distributions, a tax of 4% applies to the difference.

If the Fund were unable to continue to qualify as a RIC for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify.  Moreover, except to the extent that certain dividend distributions to individuals occurring in 2003 and later are taxable at long-term capital gain rates, distributions to shareholders for such period(s) would be treated as dividends taxable at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits, even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a RIC.  .

There can be no assurance that the requirements for treatment as a RIC will be met by the Fund in all possible circumstances.

Taxation of Fund Distributions

As a result of 2003 federal tax legislation, distributions of qualified dividend income to non-corporate shareholders paid out of the Fund’s investment company taxable income in 2003 or later, may be taxable at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain.  All of the ordinary income dividends paid by a Fund will be taxable as qualified dividend income if the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year.  In the case of corporate shareholders, a portion of the distributions paid by the Fund may be eligible for the dividends-received deduction because a portion of the Fund’s income may consist of dividends paid by U.S. corporations.  Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund.  Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend.  The Code contains special rules on the computation of a shareholder’s holding period for this purpose.

Distributions will be taxable as described above, whether paid in shares or in cash.  Each distribution will be accompanied by a brief explanation of the form and character of the distribution.  Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

A distribution may be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is, in an economic sense, a return of the shareholder’s capital).  This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.

Other Tax Considerations

The Fund must obtain from each shareholder a certification of the shareholder’s taxpayer identification number and certain other information.  The Fund will not accept an investment to establish a new account that does not comply with this requirement.  If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold a percentage of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service for credit toward the shareholder’s federal income taxes.  A shareholder’s failure to provide a correct social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service.  In addition, that failure may subject the Fund to a separate penalty of $50.  This penalty will be charged against the shareholder’s account, which may then be closed.  Any such closure of the account may result in a capital gain or loss to the shareholder.

If the Fund declares a dividend in October, November or December payable to the shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared.  Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income.  The limit on miscellaneous itemized deductions does not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.”  The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended).  Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder’s adjusted basis for the redeemed shares.

Additional Information

The foregoing summary and the summary of the tax consequences of an investment in the Fund included in the Prospectus under “Dividends, Distributions and Taxes” are necessarily general and abbreviated.  No attempt has been made to present a complete or detailed explanation of tax matters.  Furthermore, the provisions of the statutes and regulations on which these summaries are based are subject to prospective or retroactive change by legislative or administrative action.  State and local taxes are beyond the scope of this discussion.  Prospective investors in the Fund should consult their own tax advisers regarding federal, state or local tax matters.

PERFORMANCE INFORMATION

The Fund’s Prospectus contains a brief description of how the Fund’s total return is calculated.  Total return is the total of all income (less expenses) and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price.

Average Annual Total Returns (Before Taxes)

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund).  These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value.  These rates of return are calculated pursuant to the following formula:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
n	=	the number of years and
ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) for Class J shares are calculated according to the following formula:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
n	=	the number of years and
ATVD	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemptions) for Class J shares are calculated according to the following formula:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
n	=	the number of years and
ATVDR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 has been selected as the independent registered public accounting firm for the Fund for its fiscal year ending May 31, 2007.  In addition to reporting annually on the financial statements of the Fund, PricewaterhouseCoopers LLP will review certain of the Fund’s filings that are filed with the SEC.

Limitation of Director Liability

The Fund’s Articles of Incorporation and Bylaws include provisions that limit the personal liability of the Fund’s directors to the Fund or its shareholders for monetary damages for conduct as a director.  The provisions eliminate such liability to the fullest extent permitted by law.  Oregon law permits elimination of such liability, except in the following cases:  (i) any breach of the director’s duty of loyalty to the Fund or its shareholders; (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law; (iii) any unlawful distribution, as defined by Oregon law; or (iv) any transaction from which the director derived an improper personal benefit.  The general effect of the provisions is to eliminate monetary damages as one of the remedies available to shareholders for enforcement of a director’s duty of care.

Registration Statement

This SAI and the Fund’s Prospectuses do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the shares offered hereby.  Certain portions of the Registration Statement have been omitted from the Prospectuses and SAI pursuant to the rules and regulations of the SEC.  The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained in this SAI and the Fund’s Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Registration Statement, including exhibits, and each such statement is qualified in all respects by this reference.

Financial Statements

The audited financial statements of the Fund for the fiscal year ended May 31, 2007 and the report of the Fund’s independent registered public accounting firm in connection therewith, are included in the Fund’s 2007 Annual Report to Shareholders, as filed with the Securities and Exchange Commission on Form N-CSR on August 7, 2007, which is incorporated by reference into this SAI.  A copy of the Annual Report to Shareholders is supplied with this SAI.

APPENDIX A

COMMERCIAL PAPER RATINGS

Prime 1 (P-1) and A-1 are the highest commercial paper ratings issued by Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), respectively.

Description of Moody’s Commercial Paper Ratings

Issuers within the Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of certain factors.  Among the factors considered by Moody’s in assigning ratings are the following:

(1)	Evaluation of the management of the issuer;
(2)	Economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas;
(3)	Evaluation of the issuer’s products in relation to competition and customer acceptance;
(4)	Liquidity;
(5)	Amount and quality of long-term debt;
(6)	Trend of earnings over a period of ten years;
(7)	Financial strength of a parent company and the relationships which exist with the issuer; and
(8)	Recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet obligations.

Description of S&P’s Commercial Paper Ratings

An issuer’s commercial paper rated A by S&P has the following characteristics:

(1)	Liquidity ratios are adequate to meet cash requirements;
(2)	Long-term senior debt of the issuer should be rated A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB;
(3)	The issuer has access to at least two additional channels of borrowing;
(4)	Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
(5)
Typically, the issuer’s industry should be well established and the issuer should have a strong position in the industry, and the reliability and quality of management should be unquestioned.  Commercial paper rated A is  further referred to by the use of numbers 1, 2 and 3 to denote relative strength within this highest classification, with “1” being the highest rating.

 Appendix - 1